UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: June 12, 2006
(Date of earliest event reported)
SMITH INTERNATIONAL, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-8514 (Commission File Number)	95-3822631 (I.R.S. Employer Identification No.)
411 N. Sam Houston Parkway, Suite 600, Houston, Texas
(Address of principal executive offices)
77060
(Zip Code)
(281) 443-3370
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
     In connection with the Registration Statement on Form S-3 (Registration No. 333-127677) (the “Registration Statement”) filed by Smith International, Inc. (the “Company”) with the Securities and Exchange Commission covering debt securities issuable under an Indenture dated September 8, 1997 between the Company and The Bank of New York, the Company entered into a Purchase Agreement, dated June 12, 2006 (the “Purchase Agreement”), by and between the Company, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Caylon Securities (USA) Inc., Greenwich Capital Markets, Inc., J.P. Morgan Securities Inc. and LaSalle Financial Services, Inc. (the “Initial Purchasers”), in connection with the issuance and sale (the “Offering”) of $275,000,000 in aggregate principal amount of the Company’s 6% Senior Notes due 2016 (the “Senior Notes”). The Purchase Agreement contains customary representations, warranties and agreements by the Company, and customary conditions to closing, indemnification rights, obligations of the parties and termination provisions. Affiliates of each of the Initial Purchasers are lenders with respect to the Smith U.S. revolving credit facility.
     The foregoing description of the Purchase Agreement is qualified in its entirety by reference to such Purchase Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement
     The information provided under Item 1.01 in this Current Report on Form 8-K regarding the Purchase Agreement is incorporated by reference into this Item 2.03.
Item 8.01 Other Events
     On June 12, 2006, the Company issued a press release announcing the Offering and on June 13, 2006, the Company issued a press release announcing the pricing of the Offering. A copy of each such press release is included as an exhibit to this Current Report on Form 8-K and is incorporated herein by this reference.
     The Company expects the net proceeds from the offering to be approximately $272.8 million, after deducting underwriting discounts and commissions and expenses. The Company intends to use the net proceeds from the Offering to repay outstanding indebtedness under the Smith U.S. revolving credit facility and for general corporate purposes. At March 31, 2006, total outstanding indebtedness under the Smith U.S. revolving credit facility equaled $248.6 million.
     In connection with the Offering, the Company is filing certain exhibits as part of this Current Report on Form 8-K that are to be incorporated by reference into the Registration Statement, including the Form of Senior Notes due 2016 and the opinion of Gardere Wynne Sewell LLP, which are filed herewith as Exhibits 4.1 and 5.1, respectively, and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description of Exhibits

1.1	Purchase Agreement dated June 12, 2006 by and between Smith International, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, and each of the other parties named therein

4.1	Form of Senior Notes due 2016

5.1	Opinion of Gardere Wynne Sewell LLP as to the legality of the Senior Notes

23.1	Consent of Gardere Wynne Sewell LLP (included as part of Exhibit 5.1)

99.1	Press release dated June 12, 2006 announcing the Offering

99.2	Press release dated June 13, 2006 announcing the pricing of the Offering

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH INTERNATIONAL, INC.
Date: June 15, 2006	By:	/s/ MARGARET K. DORMAN
Margaret K. Dorman
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

1.1	Purchase Agreement dated June 12, 2006 by and between Smith International, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, and each of the other parties named therein

4.1	Form of Senior Notes due 2016

5.1	Opinion of Gardere Wynne Sewell LLP as to the legality of the Senior Notes

23.1	Consent of Gardere Wynne Sewell LLP (included as part of Exhibit 5.1)

99.1	Press release dated June 12, 2006 announcing the Offering

99.2	Press release dated June 13, 2006 announcing the pricing of the Offering